CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.31

                              AMENDED AND RESTATED
                              PRODUCTION AGREEMENT
                                     BETWEEN
                          PACKAGING COORDINATORS, INC.
                                       AND
                                     AVIRON



        This Amended and Restated Production Agreement (the "AGREEMENT") made effective as of August 1, 2000 (the "EFFECTIVE DATE") by and between Packaging Coordinators, Inc., a Pennsylvania corporation with offices at 3001 Red Lion Road, Philadelphia, Pennsylvania 19114 (hereinafter called "PCI"); and Aviron, a Delaware corporation with offices at 297 N. Bernardo Avenue, Mountain View, California 94043 (hereinafter called "AVIRON"). PCI and Aviron may be referred to herein as a "PARTY" or, collectively, as "PARTIES."

                                   WITNESSETH

        WHEREAS, PCI specializes in packaging for the pharmaceutical industries and has certain technical and commercial information and know-how relating to, among other things, performing assembly functions and packaging of pharmaceutical products.

        WHEREAS, Aviron is a corporation that develops, conducts stability trials, registers, and intends to market pharmaceutical products, and is the owner of certain proprietary technical and commercial information and know-how relating to, among other things, the formulation and development of such products.

        WHEREAS, Aviron desires to engage PCI to provide certain services to Aviron in connection with the manufacture of certain of Aviron's products; and

        WHEREAS, the Parties previously entered into an Agreement made effective as of October 31, 1997 providing for such manufacture (the "ORIGINAL PRODUCTION AGREEMENT");

        WHEREAS, the parties desire to reallocate the responsibilities for such manufacture between them and to amend and restate the Original Production Agreement in its entirety;

        NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and intending to be legally bound hereby, the Parties agree as follows:

        1. DEFINITIONS. The following terms as used in this Agreement shall have the meanings set forth in this Article unless otherwise specifically provided herein:

               1.1 "AFFILIATE(s)" shall mean any corporation, firm, partnership or other entity which controls, is controlled by or is under common control with a Party. For purposes of this definition, control shall mean the ownership of at least fifty (50%) percent of the voting share capital of such entity or any other comparable equity or ownership interest.

               1.2 "AGENCY" shall mean any governmental regulatory authority involved in regulating any aspect of the development, Manufacture, Storage and sale of the Product.

               1.3 "AVIRON AREA" shall mean the area reserved for [ * ] Production pursuant to, and more fully described in, the Facility Reservation Agreement.

               1.4 "AVIRON FACILITY" shall mean the portion of the PCI Facility that is subject to the Facility Reservation Agreement and which is dedicated to [ * ] Production, or such other facility as may be mutually agreed in writing by the Parties.

               1.5 "AVIRON PRODUCTION EQUIPMENT" shall mean any [ * ] equipment purchased by Aviron for use by PCI pursuant to this Agreement, including any such equipment set forth in Appendix 1 attached hereto, which may be amended from time to time.

               1.6 "CGMP" shall mean all the laws, regulations and standards relating to [ * ] Production, including but not limited to, the United States Food And Drug Administration (FDA) current Good Manufacturing Practices, as set forth in the Code Of Federal Regulations (CFR), and the EEC Good Manufacturing Guidelines, Volume IV as such Regulations and Guidelines may be revised from time to time, and any other applicable laws, guidelines and regulations. If there should be a conflict between the FDA and EEC standards, the more stringent of the two shall apply. Aviron shall be responsible to advise PCI of cGMP and other Agency requirements which shall apply to [ * ] Production conducted hereunder.

               1.7 "DELIVERY DATE" shall mean the date on which Product is delivered to the carrier for shipment from PCI to Aviron pursuant to Section 7.2.

               1.8 "FACILITY RESERVATION AGREEMENT" shall mean that certain agreement dated October 31, 1997, as amended, relating to the buildout and use of the Aviron Facility, a copy of which is attached hereto as Appendix 5.

               1.9 "FDA" shall mean the United States Food and Drug Administration and any successor agency having substantially the same function.

               1.10 "MATERIALS" shall mean all components utilized in [ * ] Production except for the [ * ] Product.

               1.11 "MICHIGAN" shall mean the Regents of the University of Michigan, a constitutional corporation of the State of Michigan with offices located at Wolverine Tower, Room 2071, 3003 South State Street, Ann Arbor, Michigan, 48109-1280, USA.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               1.12 "MICHIGAN AGREEMENT" shall mean a certain Materials Transfer and Intellectual Property Agreement between Aviron and Michigan dated 24 February 1995.

               1.13 "PACKAGING SPECIFICATIONS" shall mean the procedures, Standard Operating Procedures, components specifications, test results, requirements, quality standards data and other documentation with respect to Materials, [ * ] Production, Product Production Equipment and Storage, including, without limitation, those appended hereto as Appendix 3, as the same may be amended from time to time, which shall not include requirements relating to [ *] Production.

               1.14 "PCI FACILITY" shall mean PCI's facility at [ * ], or such other facility as may be mutually agreed in writing by the Parties.

               1.15 "PCI PRODUCTION EQUIPMENT" shall mean all of the [ * ] by PCI as set forth in Appendix 2, which may be amended from time to time.

               1.16 "[ * ] PRODUCT" shall mean the product that is the result of [ * ] Production.

               1.17 "[ * ] PRODUCTION" shall mean the blending and aseptic filling of Vaccine in a Syringe.

               1.18 "[ * ] PRODUCT SPECIFICATIONS" shall mean the procedures, Standard Operating Procedures, test results, requirements, quality standards data and other documentation developed by Aviron with respect to [ * ] Product, including without limitation those appended hereto as Appendix 4, as the same may be amended from time to time.

               1.19 "PRODUCT" shall mean the product which is the result of [ * ] Production.

               1.20 "PROPRIETARY INFORMATION" shall have the meaning set forth in Article 12.

               1.21 "[ * ] AREA" shall mean the area at the Aviron Facility reserved for [ * ] Production as designated by Aviron in consultation with PCI.

               1.22 "[ * ] PRODUCTION" shall mean assembly, labeling and packaging of [ * ] Product and Storage, in accordance with the Packaging Specifications.

               1.23 "STORE" or "STORAGE" shall mean the storage of [ * ], as set forth in the Packaging Specifications.

               1.24 "STORED MATERIALS" shall mean all Materials, Syringes and other supplies to be used by Aviron in connection with [ * ] Production (other than [ * ] and vaccine).

               1.25 "SYRINGE" shall mean the unfilled sprayer and stopper, as set forth in the Packaging Specifications.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               1.26 "VACCINE" shall mean the bulk cold-adapted influenza vaccine, as set forth in the Packaging Specifications.

        2. REPLACEMENT OF ORIGINAL PRODUCTION AGREEMENT. By entering into this Agreement, the Parties hereby amend and restate the Original Production Agreement in its entirety. Except for rights and obligations accrued as of the Effective Date, all rights and obligations arising thereunder are hereby terminated as of the Effective Date.

        3. PRODUCTION EQUIPMENT

               3.1 Installation and Qualification. Each Party will, at its sole expense, provide, install in the [ * ] Area, validate and qualify its respective Production Equipment in compliance with cGMP. Aviron will perform process validation on the packaging line and PCI will assist Aviron in the validation process with its operators and engineers.

               3.2 Maintenance. PCI agrees to maintain and operate the Aviron and PCI Production Equipment used for [ * ] Production, in all material respects, in accordance with (a) cGMPs, (b) applicable Agency requirements and
(c) the Packaging Specifications. As to the Aviron Production Equipment, PCI shall be responsible for routine maintenance in accordance with the equipment manufacturers' guidelines, cGMPs and other applicable laws and regulations, and for other repairs required as a result of the negligence or intentional misconduct of PCI or its employees. Aviron shall bear all other expenses incurred for the maintenance (other than routine maintenance), repair and/or replacement, as needed of the Aviron Production Equipment. PCI shall be responsible for assuring that the PCI Production Equipment is Year 2000 compliant as may be necessary. Aviron shall be responsible for all expenses and maintenance (including routine maintenance) for any other equipment, used in [ * ] Production, including, without limitation, the freezer, but not including, in any case, the building equipment required to be maintained by PCI pursuant to the Facility Reservation Agreement. For the purpose of this Agreement, routine maintenance shall mean preventive maintenance and calibration, as set forth in the Packaging Specifications.

               3.3 Ownership. Aviron shall at all times hold all right, title and interest in the Aviron Production Equipment. PCI shall not, at any time during the term of this Agreement, encumber the Aviron Production Equipment. PCI shall at all times hold all right, title and interest in the PCI Production Equipment. Aviron shall not, at any time during the term of this Agreement, encumber the PCI Production Equipment. Upon the other Party's request, each Party shall provide evidence to the other Party's reasonable satisfaction indicating that Party's Production Equipment is insured and that such insurance covers the other Party (as an additional insured) for any loss or damage to the other Party, or its property or employees, except where such loss or damage is a result of the negligence or intentional misconduct of the other Party or its employees.


        4. COORDINATION; SUPERVISION WITHIN THE [ * ] AREA


               4.1 Aviron Technical Representative. Aviron shall have the right to have one or more representatives in the [ * ] Area during [ * ] Production to
(a) review

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Production Equipment and [ * ] Production, (b) review any relevant records in connection with such [ * ] Production and assess its compliance with cGMP and quality assurance standards set forth in the Packaging Specifications and (c) discuss any related issues with PCI's management. Aviron's technical representatives, when in the [ * ] Area, shall comply with PCI's rules and regulations. Aviron shall indemnify and hold PCI and its Affiliates harmless from all liability, including claims by Aviron's technical representatives for workers' compensation, resulting from the presence of Aviron's technical representatives at the Aviron Facility except for claims resulting from the negligent or willful misconduct on the part of PCI and its employees or breach by PCI of its obligations hereunder or under the Facility Reservation Agreement.

               4.2 Responsibilities. Aviron's technical representative, if present, shall not have responsibility for the supervision of PCI's personnel conducting [ * ] Production. However, if at any time Aviron's technical representatives feel that PCI is operating in a manner inconsistent with this Agreement, he/she is to notify PCI immediately to cease operations until such condition is remedied. PCI will immediately cease operations and will not recommence [ * ] Production operations without Aviron's approval. PCI shall use its best efforts to remedy any such condition and Aviron shall authorize PCI to resume [ * ] Production upon reasonable satisfaction that such condition has been remedied. Nothing herein shall amend or alter the status of PCI as an independent contractor.

               4.3 Coordination of [ * ] Production. Aviron and PCI shall mutually agree in writing upon and arrange for each of the following activities and any additional activities that are necessary or useful to permit Aviron to undertake [ * ] Production at the Aviron Facility or to permit the Parties to coordinate [ * ] Production with [ * ] Production:

                    (a) Provision for the delivery of materials and equipment for [ * ] Production;

                    (b) Transfer of [ * ] Product at designated times from Aviron to PCI in a manner that ensures Storage in compliance with the Packaging Specifications at all times;

                    (c) Delivery of Product pursuant to Section 7.2 in a manner that ensures Storage in accordance with the Packaging Specifications;

                    (d) Communication as to other issues arising from Aviron's conduct of [ * ] Production, PCI's conduct of [ * ] Production, other activities of PCI at the Aviron Facility pursuant to the Facility Reservation Agreement, or coordination of [ * ] Production; and

                    (e) Designation of a representative of each party to coordinate and facilitate the activities of (a) to (d).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        5. FORECAST, PURCHASE AND SUPPLY OF PRODUCT

               5.1 [ * ] Production. During the term of this Agreement, PCI shall perform [ * ] Production of such quantities of Product as may be set forth on orders placed by Aviron under this Agreement. All [ * ] Production and deliveries of Product hereunder shall be governed by the terms of this Agreement which shall supersede any inconsistent provisions in any order delivered by Aviron to PCI.

               5.2 Forecasts. On or before September 30 and June 15 of each year during the term of this Agreement, Aviron will provide PCI with a written eighteen (18) month rolling forecast, to be updated in six (6) month intervals, of the quantity of Product which Aviron expects to require from PCI during each of the next eighteen (18) months. The first six months of the first such rolling forecast shall be binding upon Aviron, subject to the provisions of Section 5.6 below. Aviron's first forecast shall include (a) the required Delivery Date for the binding portion of the forecast and (b) the quantity of Product to be delivered.

               5.3 Orders. According to the forecast, Aviron will provide PCI with one or more orders at six-month intervals. Each such order will set forth
(a) the quantity of Product ordered for delivery during the six months after the date on which the order is deemed to be received, (b) the requested Delivery Date for such order, (c) the quantity of Product to be delivered to Aviron as a quality control sample and (d) the quantity of Product to be delivered on the Delivery Date in each form of packaging. Such order shall be delivered no later than ninety (90) days prior to the earliest requested Delivery Date.

               5.4 Confirmation; Orders Greater than Forecast. Within fifteen
(15) days of receipt of any order, PCI shall confirm in writing such order and the Delivery Date therefor. PCI shall use reasonable commercial efforts to supply the quantity of Product ordered, regardless of the quantity forecast by Aviron, subject to the capacity limitations of the Aviron and PCI Production Equipment and to the ability of Aviron to supply [ * ] Product to PCI pursuant to Section 6.2. In the event that PCI is unable to fill any order, PCI shall so notify Aviron in its written confirmation.

               5.5 Amendment of Orders. PCI will use best efforts to accommodate a request to amend an order to increase or decrease the quantity of Product to be delivered.

               5.6 Cancellations. Aviron may cancel any order by providing PCI written notice at any time prior to the confirmed Delivery Date. In the event that Aviron cancels any order for Product, Aviron shall pay PCI at the rates set forth in Section 13.1 for all Product packaged under such cancelled order prior to the date of cancellation, whether or not such Product has been or will be delivered, shall also reimburse PCI for non-cancellable direct costs reasonably incurred by PCI in connection with performance of such order up to the time of receipt of such notice, including, without limitation, any Materials purchased or obtained by PCI not earlier than ten (10) weeks prior to the confirmed Delivery Date, based upon Aviron's binding forecast (as set forth in Section 5.2 above).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               5.7 Supply Commitments. Subject to the limitations set forth in
Section 5.4, PCI represents and warrants that it has the ability to, and hereby covenants that it will, supply the quantity of Product ordered by Aviron.

               5.8 Limited Warranty. PCI WARRANTS THAT PRODUCT DELIVERED HEREUNDER WILL (a) BE PACKAGED BY PCI IN ACCORDANCE WITH cGMP AND OTHER APPLICABLE FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, INCLUDING BUT NOT LIMITED TO FDA REGULATIONS, (b) BE PACKAGED IN ACCORDANCE WITH THE PACKAGING SPECIFICATIONS AND (c) CONFORM AS OF THE DELIVERY DATE TO THE APPLICABLE PACKAGING SPECIFICATIONS, AS THEN IN EFFECT, SUBJECT TO NONCONFORMITIES IN [ * ] PRODUCT EXISTING AT THE TIME OF DELIVERY TO PCI. EXCEPT AS SET FORTH HEREIN, PCI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE PRODUCTS, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE.

        6. SUPPLY AND PROCESSING OF [ * ] PRODUCT, SYRINGES AND MATERIALS

               6.1 License; Inventions.

                    (a) Aviron hereby grants to PCI, during the term of this Agreement, a non-exclusive, non-transferable, royalty-free license during the term of this Agreement to use the data, information and technology provided by Aviron related to the Vaccine and the [ * ] Product for the limited purpose of assisting PCI in carrying out its obligations set forth in this Agreement.

                    (b) PCI agrees that any and all ideas, improvements, inventions and works of authorship conceived, written or first reduced to practice whether by PCI's employees alone or in conjunction with Aviron, if any, that are related to the Vaccine or [ * ] Production (the "AVIRON INVENTIONS") shall be the sole and exclusive property of Aviron and PCI hereby assigns to Aviron all right, title and interest in and to any and all such Aviron Inventions.

                    (c) Aviron agrees that any and all ideas, improvements, inventions and works of authorship conceived, written or first reduced to practice in the performance of this Agreement that are related to [ * ] Production (the "PCI Inventions") shall be the sole and exclusive property of PCI and Aviron assigns all right, title and interest in and to any and all such PCI Inventions. PCI hereby grants to Aviron a non-exclusive, worldwide, royalty-free license to use and practice such PCI Inventions for the manufacture, by or for Aviron of any of Aviron's products. Such license shall survive the termination or expiration of this Agreement.

               6.2 Supply of [ * ] Product. Aviron shall, at Aviron's expense, on a timely basis, deliver or cause to be delivered to the [ * ] Area or made available at the Aviron Facility, sufficient quantities of [ * ] Product meeting the [ * ] Product Specifications such that PCI can fill orders for the Product submitted pursuant to Section 5.3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

               6.3 Risk of Loss of [ * ] Product. PCI shall bear all risk of loss for [ * ] Product delivered or made available to PCI under Section 6.2 and for Stored Materials, which loss results from PCI's failure to comply with the Packaging Specifications or from the negligence or intentional misconduct of PCI or its employees. Notwithstanding the foregoing, PCI shall not bear the risk of loss for normal manufacturing losses, up to [ * ] of all [ * ] Product and/or Stored Materials delivered or made available to PCI by Aviron. If, for any purpose under this Agreement, PCI is required to obtain Vaccine or Syringes from Aviron at PCI's expense, Aviron's charges to PCI for such Vaccine or Syringes will be equal to Aviron's direct costs to deliver such Vaccine or Syringes to PCI.

               6.4 Supply of Materials and Inventories. PCI shall purchase all Materials, including but not limited to those set forth in the Packaging Specifications, required to complete the [ * ] Production of the Product. PCI shall provide Aviron with an inventory of all Stored Materials and Product on a regular schedule, and shall develop computer systems to enable Aviron to track and monitor inventories, all as required by Aviron. Detailed inventory transaction reports will be provided to Aviron by PCI on a schedule to be agreed upon by the parties. In the event Aviron desires to obtain the Materials (other than the cartons, inserts or lids) from sources other than PCI, it shall have the right to do so, at its own expense, provided Aviron notifies PCI at least ninety (90) days in advance. In the event Aviron is able to obtain cartons, inserts or lids (in accordance with the Packaging Specifications) at a cost less than the prices then in effect from PCI, Aviron shall notify PCI and PCI shall have an opportunity to agree to match such lower prices. In the event PCI does not agree to such lower prices, Aviron shall be permitted to obtain such Materials from sources other than PCI, provided Aviron notifies PCI at least ninety (90) days in advance. In the event Aviron purchases such Materials itself, the price for Product shall be adjusted as set forth in Section 13.

               6.5 Labels and [ * ] Production.

                    (a) Thirty (30) days prior to the intended date of commencement of commercial production, Aviron shall provide PCI with: (i) any particular Packaging Specifications it may have with respect to labels and packaging materials and (ii) camera-ready artwork for reproduction on the labels, package inserts and packaging materials. Such information shall include, but need not be limited to, the quality, weight and color of the packaging materials and labels, the type and colors of ink to be used in printing the labels or packaging materials and any special requirements for the labels or packaging for the Product to be delivered to specific countries. The method to assign lot numbers will be set forth in the Packaging Specifications.

                    (b) PCI shall reproduce the artwork on the labels, packages inserts and packaging materials and imprint the appropriate lot number on each individual unit and each carton of Product in accordance with the designated lot numbers. PCI shall conduct all [ * ] Production in accordance with the Packaging Specifications.

                    (c) In the event that Aviron desires to change any label, packaging insert or packaging Material for all or any portion of the Product, Aviron shall supply PCI with new camera-ready artwork and work with PCI to promptly coordinate the use of such


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

new artwork into [ * ] Production process. In such event, Aviron shall purchase from PCI, at a price equal to PCI's cost, all Materials in PCI's inventory made obsolete by such changes.

               6.6 [ * ] Production of Product.

                    (a) PCI shall conduct [ * ] Production in accordance with the Packaging Specifications and applicable federal, state and local laws and regulations including, without limitation, cGMP. PCI shall notify Aviron of any difficulty in meeting Packaging Specifications or any deviation therefrom immediately upon discovery of such difficulty. PCI shall not conduct [ * ] Production nor Store Stored Materials or Product at any other location other than the Aviron Facility without the prior written approval of Aviron, and shall keep all Product within the [ * ] Area. Before, during and after [ * ] Production of each batch of Product, PCI shall monitor the [ * ] Production and Storage environments (other than the freezers) and keep such records as all of the foregoing are required by the Packaging Specifications and cGMP. Each Party shall promptly notify the other of any new instructions or specifications required by the FDA or the United States Federal Food, Drug and Cosmetic Act, and of other applicable rules and regulations, and shall confer with each other with respect to the best means to comply with such requirements and shall [ * ] of implementing such changes on an [ * ].

                    (b) The Parties agree that it is their intention to identify ways in which to enhance efficiencies in the [ * ] Production and so reduce production costs ("COST REDUCTION MEASURES"). In the event PCI expends amounts in undertaking Cost Reduction Measures, including, for example, the purchasing of additional production equipment and provided such costs are agreed upon in advance by the parties in writing, Aviron shall reimburse PCI for such amounts. Any additional equipment paid for by Aviron under this Section 6.6(b) shall be deemed Aviron Production Equipment.

               6.7 Product Specifications; Testing.

                    (a) Certain of the Packaging Specifications and the [ * ] Product Specifications are appended to this Agreement as Appendix 3 and Appendix 4, respectively. The Parties acknowledge that the Packaging Specifications set forth in Appendix 3 may need to be refined and modified as the Parties gain experience with [ * ] Production, testing and use of Product. Accordingly, the Parties agree to negotiate in good faith to modify Appendix 3 from time to time as the Parties' experience with [ * ] Production, testing and use of Product warrant; and PCI further agrees that it will facilitate changes to Appendix 3 that are necessary or appropriate in light of FDA or other regulatory requirements. The Parties agree to allocate on an equitable basis any special costs of developing and implementing revised procedures. Aviron, at its discretion but after consultation with PCI, may modify Appendix 4 and Aviron will bear all costs of developing and implementing such revised procedures.

                    (b) Product supplied hereunder will conform to the Packaging Specifications, and such conformance will be verified in accordance with the testing standards and procedures specified therein. PCI will forward a sample of each batch of Product to Aviron for testing and will supply Aviron with a certificate of analysis ("CERTIFICATE OF ANALYSIS") confirming that such Product produced meets the Packaging Specifications.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               6.8 FDA and Regulatory Support.

                    (a) PCI agrees to provide Aviron with letters of access to any files and documents required by the FDA or regarding [ * ] Production. Aviron shall have sole responsibility for obtaining from any Agency all permits and/or licenses necessary or required for the sale, marketing or commercialization of Product. Aviron shall be responsible for all other filings necessary for approval and import of Product into countries outside the United States. PCI further agrees to use reasonable commercial efforts to assist Aviron in obtaining any government or Agency approval that may be required for the marketing of Product in any country. Aviron shall provide PCI with written notice of any additional regulatory requirements of countries other than the United States that relate to [ * ] Production. PCI shall use its reasonable commercial efforts to comply with such additional requirements and shall provide Aviron with prompt written notice of whether it is able to do so. PCI will provide Aviron copies of all supporting documentation in PCI's possession required for FDA licensing of the Product. Aviron will hold the FDA and any other Agency license(s) for the Product.

                    (b) Upon request, PCI shall allow access to the Aviron Facility and inspection of the [ * ] Area by FDA or other Agency officials. In the event that the [ * ] Area is audited or inspected by an Agency, PCI will notify Aviron immediately by telephone and will provide Aviron with prompt written notice of such audit. Aviron will have, at its option, the opportunity to observe the audit for inspection, and to jointly cooperate with PCI in any response. PCI will also promptly provide Aviron with copies of any correspondence or reports relating to such audit or inspection.

               6.9 cGMP Compliance and QA Audits. Within ten days of Aviron's written request, PCI shall supply Aviron with copies of PCI's manufacturing records, including its batch records, for the purposes of assuring product quality and compliance with the Packaging Specifications. Any found discrepancies, other than discrepancies resulting from directions received from Aviron or its representatives, will be reported to PCI and PCI will within thirty (30) days correct said discrepancies to Aviron's reasonable satisfaction. Failure to do so will give Aviron the right to terminate this Agreement pursuant to Section 10.5. Aviron's failure to exercise its right to audit the PCI Facility will not represent a waiver of any future exercise of this right or of any other rights under this Agreement, nor does it represent acceptance of any conditions past or present that might exist or result from such conditions at the PCI Facility. Aviron acknowledges that all copies of PCI's manufacturing records shall be subject to the confidentiality provisions of Article 12.

               6.10 Compliance with Laws. PCI shall comply with all applicable present and future orders, regulations, requirements and laws of any and all applicable, federal, state, and local authorities and Agencies, including without limitation all laws and regulations of applicable to the transportation, storage, use, handling and disposal of hazardous materials. PCI represents and warrants to Aviron that it has and will maintain during the term of this Agreement all government permits, including without limitation health, safety and environmental permits, necessary for the conduct of the actions and procedures that it undertakes pursuant to this Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               6.11 Documentation. PCI shall keep, for a period of [ * ], complete, accurate and authentic accounts, notes, data and records of the work performed under this Agreement, including those pertaining to the methods and Aviron Facility used for [ * ] Production, testing, and distribution of Product in accordance with the Packaging Specifications, cGMP, Michigan Agreement and other applicable laws and regulations.

               6.12 Rework. PCI shall not rework any batch of Product without Aviron's prior written consent, which consent shall not be unreasonably withheld.

               6.13 Samples. PCI shall retain quantities of samples of Product in accordance with cGMP. Within ten (10) days following Aviron's written request, PCI shall provide Aviron, at Aviron's expense, with up to one-half the original amount of the retained samples.

               6.14 Storage and Handling. PCI shall Store and handle Stored Materials and Product as required by the Packaging Specifications.

               6.15 Corrective Action. In the event any Agency shall request or order, or if Aviron shall determine to undertake, any corrective action with respect to Products supplied hereunder, including any Product recall, customer notice, restriction, change, corrective action or market action, and the cause or basis for such corrective action results from the material breach by PCI of
Section 5.8, then PCI shall replace and reship only the lot(s) of Products which are subject to such corrective action. PCI shall pay all costs incurred in replacing such Product, including the [ * ] Product, Materials and shipping costs, subject to the limitations set forth in Section 9.2. Any costs resulting from corrective actions for any other cause, including but not limited to the Packaging Specifications or product tampering after the Products have been shipped from PCI's Facility, shall be the sole responsibility of Aviron. Aviron shall promptly notify PCI in writing upon the occurrence of any such corrective action (or, to the extent practicable, not less than ten days prior thereto).

        7. DELIVERY AND ACCEPTANCE OF FINISHED PRODUCT

               7.1 Quality Control Sample of Product. Prior to the delivery of any batch of Product, PCI shall provide Aviron with (a) a quality control sample of such batch for the purpose of confirming that such batch meets the Packaging Specifications, (b) a copy of the batch records for such batch, together with written confirmation that such batch records have been reviewed and approved by PCI's quality assurance unit and (c) a Certificate of Analysis. The quality control sample shall consist of the number of individual Product units specified in the Packaging Specifications. No delivery of Product shall be deemed to have been made until Aviron accepts or is deemed to have accepted the quality-control sample and associated documentation in accordance with the Packaging Specifications and Section 7.3.

               7.2 Delivery of Product. All deliveries shall be shipped [ * ], unless otherwise agreed upon by PCI and Aviron in a particular order. [ * ] shall be responsible for [ * ] and [ * ] and shall [ * ] of [ * ] of the Product [ * ] of [ * ] to [ * ].

               7.3 Acceptance and Rejection of Product.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                    (a) Aviron may reject any quality control sample or batch
delivery which does not conform with the Packaging Specifications or with applicable documentation or other requirements. Any such notice of rejection shall be in writing and shall indicate the reasons for such rejection.

                    (b) In order to reject or put on hold delivery of Product based on testing of a quality control sample, Aviron must give written notice to PCI of Aviron's rejection of any delivery within (i) [ * ], or (ii) [ * ] after receipt of the applicable quality control sample, whichever is later (the "Acceptance Period"). If no such notice of rejection/hold is received during such time period, Aviron shall be deemed to have accepted such quality control sample upon the expiration of the Acceptance Period, and PCI shall be authorized to make delivery of the Product.

                    (c) After notice of rejection/hold is given, Aviron shall cooperate with PCI in determining whether rejection is necessary or justified and, in situations in which the type of damage so warrants, provide PCI with the allegedly non-conforming Product for PCI evaluation. PCI will evaluate the cause for such non-compliance. PCI shall notify Aviron as promptly as reasonably possible whether it accepts Aviron's basis for any rejection. If PCI disagrees with Aviron's determination that certain Product does not meet the Packaging Specifications, [ * ]. Whether or not PCI accepts Aviron's basis for rejection, promptly on receipt of a notice of rejection/hold of Product, PCI shall use reasonable commercial efforts at Aviron's request to replace such rejected Product. [ * ] shall bear the expenses of such replacement. If [ * ], Aviron guarantees to purchase that Product and any replacement Product which PCI has delivered to Aviron at the price set forth in Section 13.1. [ * ].

               7.4 Destruction of Product. Neither Party may destroy any Product alleged not to meet Packaging Specifications until [ * ]. Thereafter, upon Aviron's written request, PCI shall return to Aviron or promptly destroy any rejected Product. The Party determined [ * ] shall bear all costs for such return or destruction. In the event PCI destroys such Product, PCI shall provide Aviron with certification of such destruction.

               7.5 Replacement Product. In the event that PCI bears responsibility for the failure of Product, promptly following the rejection of any Product, Aviron shall deliver sufficient quantities of [ * ] Product to the Aviron Facility in order for PCI to comply with Section 7.37.3(c) provided that the production and delivery of such additional [ * ] Product is reasonably feasible, and can reasonably result in the delivery of completed final Product by PCI in sufficient time for market distribution . All direct costs incurred by Aviron in connection with acquiring, producing and delivering such quantities of [ * ] Product shall be the sole responsibility of PCI, subject to the limitations set forth in Section 9.2. In accordance with the terms of Sections
6.6 and 6.7, PCI shall Manufacture enough Product to deliver to Aviron the amount of Product originally ordered for the rejected delivery and shall do so as promptly as technically feasible.

        8. REPRESENTATIONS AND WARRANTIES

               8.1 Existence and Power. Each Party hereby represents and warrants to the other Party that such Party (a) is duly organized, validly existing and in good standing under

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

the laws of the state in which it is organized, (b) has the power and authority and the legal right to own and operate its property and assets, and to carry on its business as it is now being conducted, and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not materially adversely affect such party's ability to perform its obligations under the Agreement.

               8.2 Authorization and Enforcement of Obligations. Each Party hereby represents and warrants to the other Party that such Party (a) has the power and authority and the legal right to enter into the Agreement and to perform its obligations hereunder and thereunder and (b) has taken all necessary action on its part to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

               8.3 No Consents. Each Party hereby represents and warrants to the other Party that all necessary consents, approvals and authorizations of all Agencies and other persons required to be obtained by such Party in connection with the Agreement have been obtained.

               8.4 No Conflict. Each Party hereby represents and warrants to the other Party that the execution and delivery of the Agreement and the performance of such party's obligations hereunder and thereunder (a) does not conflict with or violate any requirement of applicable laws or regulations or any material contractual obligation of such Party and (b) does not materially conflict with, or constitute a material default or require any consent under, any material contractual obligation of such Party.

               8.5 Non-Debarment. PCI represents and warrants that PCI is not and does not, to the best of its knowledge, use in any capacity the services of any person barred by an applicable Agency (including, but not limited to, the FDA) from providing such services. PCI covenants it will not in the performance of its obligations hereunder use in any capacity the services of any person that it knows is barred by an applicable Agency and will immediately disclose in writing to Aviron promptly, before it becomes aware of any person who is performing services hereunder is so barred or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of PCI's knowledge, threatened, relating to the debarment of PCI or any person performing services hereunder by any applicable Agency.

        9. INDEMNIFICATION

               9.1 Indemnity.

                    (a) Except to the extent that claims, suits, losses, damages, costs, fees or expenses arise or result from any negligent or wrongful act or omission of PCI or PCI's breach of Section 5.8, Article 8, or Article 16, Aviron agrees to indemnify, hold harmless and defend PCI and PCI's directors, officers, employees and agents, and the directors, officers, employees and agents of any PCI parent, subsidiary or related company (the "PCI Indemnitees") from and against any and all claims, suits, losses, damages, costs, fees and expenses resulting from or arising out of Primary Production, the development, creation, sale,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

distribution, possession or use of Product by any person, or asserted by or on behalf of [ * ] against the PCI Indemnitees, including without limiting the generality of the foregoing any damages, losses or liabilities whatsoever with respect to death or injury to person or damage to property.

                    (b) To the extent that such claims, suits, losses, damages, costs, fees or expenses arise or result from any negligent or wrongful act or omission of PCI or the breach by PCI of Section 5.8, Article 8 or Article 16, PCI agrees to indemnify, hold harmless and defend Aviron and Aviron's directors, officers, employees and agents, and the directors, officers, employees and agents of any Aviron parent, subsidiary or related company (the "AVIRON INDEMNITEES") from and against any and all claims, suits, losses, damages, costs, fees and expenses resulting from or arising out of [ * ], including without limiting the generality of the foregoing any damages, losses or liabilities whatsoever with respect to death or injury to person or damage to property.

               9.2 Limitation of Liability.

                    (a) Notwithstanding anything to the contrary in this Agreement, PCI's liability (individually or in the aggregate) under this Agreement or in any manner arising out of this Agreement or its [ * ] Production, Storage, use or handling of the Product shall be limited as set forth in this Section 9.2(a) and Section 9.2(b). PCI's liability shall not exceed the lesser of (i) the sum of all [ * ] Production Agreement for Product [ * ] during, the twelve (12) months immediately preceding the event which resulted in such liability; and [ * ].

                    (b) IN NO EVENT SHALL EITHER AVIRON OR PCI BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSS, DAMAGE, COSTS OR EXPENSES OF ANY NATURE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, LOST REVENUES OR PROFITS.

               9.3 Notice and Payment.

                    (a) Promptly after acquiring knowledge of any damage, loss, deficiency, liability, encumbrances, penalty, cost, expense, action, suit, investigation, proceeding, assessment, audit, judgment, or claim against which Aviron or PCI must indemnify the other pursuant to Section 9.1 (the "INDEMNIFYING PARTY"), the Indemnified Party shall give to the Indemnifying Party written notice thereof, specifying the nature of the claim for indemnity (the "CLAIM NOTICE"); provided, however, that the delay or failure to give a Claim Notice shall not be a bar to indemnification hereunder, except and to the extent that the indemnifying Party is materially prejudiced by the delay or failure to give such Claim Notice.

                    (b) With respect to any claim, action, suit, investigation, proceedings, demand, assessment or audit brought by a Third Party ("THIRD PARTY MATTER"), the Indemnifying Party shall have the right, at its own expense, to contest and defend against or attempt to settle or compromise (subject to the limitations set forth below), such Third Party Matter and any damages, losses, deficiencies, liabilities, encumbrances, penalties, costs, expenses and assessments ("DAMAGES") resulting therefrom. If the Indemnifying Party so elects, such defense shall be instituted promptly and the Indemnifying Party shall receive from the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

Indemnified Party all necessary and reasonable cooperation in said defense. If the Indemnifying Party is successful in respect of any counterclaim asserted by it in defending a Third Party Matter, any sums recovered shall first be applied to reimburse the Indemnifying Party for its reasonable out-of-pocket expenses in connection therewith, and any sums in excess of such amount shall be paid to the Indemnified Party.

                    (c) In the event that an Indemnifying Party, after written notice from the Indemnified Party, elects not to defend the same or fails to so notify the Indemnified Party within thirty (30) days of the giving of the Claim Notice, the Indemnifying Party shall be deemed to have elected not to defend and if the Indemnified Party elects to contest and defend against such claim, it shall have the right to do so with counsel of its own choosing, at the cost and expense of the Indemnifying Party.

                    (d) Neither the Indemnified Party nor the Indemnifying Party shall have the right to settle, compromise or make payment with respect to any claim, demand, or litigation without the written consent of the other party, except that the Indemnified Party shall have the right to settle, compromise or make payment with respect to any claim, demand, or litigation against it without such consent if it has given a Claim Notice to the Indemnifying Party, and (i) the Indemnifying Party has elected, or shall be deemed to have elected, not to defend the same or (ii) the Indemnifying Party fails to promptly attempt to settle or compromise the claim.

               9.4 PCI Insurance. Throughout the term of this Agreement and for five (5) years thereafter, PCI shall maintain the following minimum insurance coverage with insurance carriers reasonably acceptable to Aviron:

                    (a) Comprehensive General Liability in the amount of at least five million dollars ($5,000,000) combined single limit, including contractual coverage for bodily injury and property damage, which shall name Aviron as an additional insured and may not be canceled by PCI or its insurer without ten (10) days prior written notice to Aviron; and

                    (b) Worker's Compensation Insurance for PCI's employees to the full extent required by applicable state law.

               9.5 Aviron Insurance. Aviron shall purchase and maintain, during the term of this Agreement and for a period of five (5) years thereafter, at its own cost, liability insurance coverage in an amount of at least five million dollars ($5,000,000) and worker's compensation insurance coverage for Aviron's employees in amounts required pursuant to applicable state laws, from an insurer reasonably acceptable to PCI to cover liabilities which may arise under this Agreement, which insurance shall name PCI as an additional insured and may not be canceled by Aviron or its insurer without ten (10) days prior written notice to PCI.

        10. TERM AND TERMINATION

               10.1 This Amended and Restated Agreement shall be effective as of the Effective Date and, unless earlier terminated as provided herein, shall continue through December 31, 2004. The term of this Agreement may be extended by Aviron upon

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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

six (6) months prior written notice to PCI, for up to two (2) additional periods of three (3) years each, provided that prior to the exercise of the first extension, Aviron shall (a) have ordered PCI to perform [ * ] Production at a rate which would result in production of at least [ * ] Syringe units of Product on an annualized basis (including any quantities subject to a binding forecast), and (b) then be in compliance, in all material respects, with the terms of this Agreement and the Facility Reservation Agreement; and prior to the exercise of the second extension, Aviron shall (a) have ordered PCI to perform [ * ] Production at a rate which would result in production of least [ * ] Syringe units of Product on an annualized basis (including any quantities subject to a binding forecast), and (b) then be in compliance, in all material respects, with the terms of this Agreement and the Facility Reservation Agreement.

               10.2 Aviron may terminate this Agreement at any time upon twelve
(12) months prior written notice to PCI; provided, however that in the event that Aviron terminates because it desires to undertake [ * ] at Aviron's own facility, Aviron shall provide PCI with twenty-four (24) months prior written notice of termination of this Agreement.

               10.3 Any time following September 30, 2002, PCI may deliver to Aviron written notice of PCI's intention to terminate this Agreement and not to renew, such termination to be effective thirty-six (36) months following receipt of such notice.

               10.4 Either Party shall have the right to immediately terminate this Agreement if the other Party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or suffers or permits the entry of an order adjudicating it to be bankrupt or insolvent, provided that such bankruptcy is not discharged within thirty (30) days.

               10.5 If either Party materially breaches any of the provisions of this Agreement and such breach is not cured within thirty (30) days after the giving of written notice, the Party claiming the breach shall have the right to terminate this Agreement.

               10.6 Either Party may terminate this Agreement upon ninety (90) days written notice and without penalty in the event of failure to obtain FDA approval for the Product in the United States or any license, permit or certificate required by any governmental or regulatory agency is not approved and/or issued by any applicable Agency, provided that such other party may no longer appeal such decision, reapply or otherwise pursue such permit, license or certificate.

               10.7 In the event of expiration or termination of this Agreement,
(i) Aviron shall pay for all completed Product whether or not Aviron takes delivery of such Product, (ii) Aviron shall bear no responsibility for the payment of any [ * ] not completed prior to termination of this Agreement, (iii) PCI shall promptly, at Aviron's request and expense, destroy or return to a location to be specified by Aviron, any remaining inventory of Materials and Product to Aviron, unless such termination shall have been as a result of termination or a breach of this Agreement by PCI, in which case such [ * ] Product and Materials shall be returned or destroyed at PCI's expense, and Aviron shall reimburse PCI for the cost of all Materials so returned; (iv) each Party shall promptly return all Proprietary Information (as


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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described in Article 12) to the Disclosing Party; and (v) Aviron shall remove the Aviron Production Equipment from the Aviron Area in accordance with the Facility Production Agreement. If Aviron fails to remove the Aviron Production Equipment and make such repairs, PCI may do so, and Aviron shall, within ten days after receipt of evidence thereof, reimburse PCI in full for all reasonable expenses incurred by PCI in connection with such removal and restoration.

               10.8 Termination of this Agreement shall not affect any rights or claims of either Party that accrued prior to the date of such termination. The rights and obligations of each of the Parties under the provisions of Sections 6.8, 6.9, 6.11, 6.13, 6.15, 10.7, 10.8, 10.9, 13.1(c), 13.5, and Articles 9, 11
and 12 shall survive the termination or expiration of this Agreement for any reason.

               10.9 Upon termination of this Agreement, the Facility Reservation Agreement shall terminate, and the consequences of such termination shall be as set forth in Section 10 of that Agreement.

        11. DISPUTE RESOLUTION. Any controversy, claim, or dispute (the "DISPUTE") between the Parties arising out of or relating to this Agreement, or the breach thereof, shall be submitted to the chief executive officer of PCI and the Chief Executive Officer of Aviron for twenty (20) days for resolution. If the Dispute has not been resolved in such period, the Dispute shall be resolved through arbitration before three (3) arbitrators. Such arbitration shall take place in Philadelphia and shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("COMMERCIAL RULES") and the laws of Pennsylvania without regard to the provisions thereof concerning conflict of laws. Within thirty (30) calendar days of either Party making a demand for arbitration, Aviron and PCI shall each select one (1) arbitrator. A third arbitrator shall be selected by the arbitrators selected by the Parties within ninety (90) days of the demand for arbitration. In the event that either Party shall fail to appoint its arbitrator, or the two arbitrators selected by the Parties fail to appoint the third arbitrator, in either case within the prescribed time period, then either Party may apply to the American Arbitration Association for the appointment of such arbitrator. The determination of a majority of the panel of arbitrators shall be the decision of the arbitrators and shall be binding regardless of whether one of the Parties fails or refuses to participate in the arbitration; said determination shall be enforceable by any court of competent jurisdiction. Each Party shall [ * ] for the arbitrator it selects with the cost of the third arbitrator being divided equally between the Parties. All other costs related to the arbitration shall be borne by the Party incurring such costs, unless otherwise agreed to by the Parties.

        12. CONFIDENTIALITY

               12.1 Definition. As used in this Agreement, the term Proprietary Information shall mean any information, either enabling or disabling, including the terms of this Agreement, any batch record, any order or other commercial relationship between the Parties, know-how, trade secrets, research, data, process, technique, algorithm, program, design, drawing, formula, experimental design or test data relating to any research project, work in process, future development, scientific, manufacturing, marketing, business plan, financial or personnel matter relating to the disclosing Party (the "DISCLOSING PARTY"), its present or future


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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products, sales, suppliers, customers, employees, investors or business, whether in oral, written, graphic or electronic form and whether received from the Disclosing Party or a third party. The term Proprietary Information shall include, without limitation, (a) any cost information related to the manufacture of Product, and (b) the Packaging Specifications for Product, each of which has previously been disclosed to PCI.

               12.2 Obligation. During the term of this Agreement and for a period of [ * ] thereafter, the receiving Party (the "RECEIVING PARTY") shall maintain in confidence all Proprietary Information, as defined in Section 12.1 above, and shall not use, disclose or grant use of such Proprietary Information except as expressly authorized by this Agreement. The Receiving Party may disclose Proprietary Information, as authorized hereunder, only to those employees, agents or consultants of the Receiving Party reasonably requiring access. The Receiving Party shall use the standard of care which is practical to ensure that such employees do not disclose or make any unauthorized use of Proprietary Information. The Receiving Party shall promptly notify the Disclosing Party upon discovery of any unauthorized use of disclosure of Proprietary Information.

               12.3 Exclusions. The term Proprietary Information shall not be deemed to include information which the Receiving Party can demonstrate by competent written proof (a) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party, generally known or available,
(b) is known by the Receiving Party at the time of receiving such information as evidenced by its records, (c) is hereafter furnished to the Receiving Party by a third party, as a matter of right and without restriction on disclosure, or (d) is the subject of a written permission to disclose provided by the Disclosing Party. Further, the obligations of confidentiality under this Article 12 shall not apply to the extent that the Receiving Party is required to disclose Proprietary Information in support of applying for, obtaining or maintaining a product approval or other filings with, by an order or regulation of, an Agency or in the course of litigation or other legal or administrative proceedings, provided that in all cases the Receiving Party shall to the extent permitted give the other Party prompt notice of the pending disclosure and shall cooperate in such other party's attempts, at such other party's sole expense, to seek an order maintaining the confidentiality of the Proprietary Information.

        13. FEES & PAYMENT TERMS

               13.1 Product Pricing.

                    (a) The definitive piece price per unit of Product (e.g., each Syringe containing Product) shall be comprised of the following components:
(i) [ * ] (ii) [ * ]. In the event Aviron itself purchases any Materials, the Materials Unit Cost attributable to such Materials shall be deducted from the price per unit charged by PCI. The Parties agree that where the number of units manufactured in a twelve (12) month period is less than [ * ], the [ * ] shall be at a rate mutually agreed upon by the Parties at such time. [ * ].

                    (b) The Parties agree and acknowledge that the [ * ] and the [ * ] shall remain in effect with respect to all Product ordered and shipped prior to [ * ]. After such date such cost factors are subject to annual upward or downward adjustment in accordance with the Product Price Index for Pharmaceutical preparations, S.I.C. Code Number 2834.


[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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                    (c) The price for Product shall be invoiced to Aviron within
[ * ] after completion of the [ * ] of such Product, net [ * ]. In the event Aviron rejects Product pursuant to Section 7.3, any such amount paid by Aviron for such rejected Product shall be credited to Aviron's account immediately.

               13.2 All amounts due hereunder shall be paid to PCI in U.S. dollars by check or wire transfer per PCI's instructions. Failure by Aviron to make a payment when due shall be deemed to be a material breach for purposes of
Section 10.5.

               13.3 PCI shall keep accurate records in sufficient detail to permit the determination of all invoices and fees payable, credits due, and units of Product packaged hereunder and, within ten (10) days following a request by Aviron shall permit either Aviron or its agents, to examine during ordinary business hours such records for the purpose of verifying the correctness of any such invoices, fees, credits and units.

               13.4 [ * ] will pay [ * ] the cost for [ * ] employees and support during the validation phase of [ * ] (other than for validation of PCI Production Equipment) at the agreed rate of [ * ] per hour. Costs associated with validation of the PCI Production Equipment will be the responsibility of [ * ]. On-going employee training related to [ * ] will be at [ * ] expense.

               13.5 As an inducement to, and in consideration for, PCI entering into this Amended and Restated Production Agreement, Aviron shall pay to PCI not later than [ * ] an amendment fee of [ * ]. This amendment fee shall be non-refundable and shall not be applied against any other obligations Aviron may have to PCI and shall not be subject to any offset for obligations that PCI may have to Aviron.

               13.6 Guaranteed, Non-Refundable Minimum Payments.

                    (a) Notwithstanding the foregoing, Aviron shall pay to PCI a non-refundable guaranteed minimum payment for the 2001 Production Season (as defined below) of [ * ] equal installments of [ * ] each on or before each of [ * ].

                    (b) Notwithstanding the foregoing, Aviron shall pay to PCI a non-refundable guaranteed minimum payment for the 2002 Production Season of [ * ] equal installments of [ * ] each on or before each of [ * ].

                    (c) Notwithstanding the foregoing, Aviron shall pay to PCI a non-refundable guaranteed minimum payment for the 2003 Production Season of [ * ] equal installments of [ * ] each on or before each of [ * ].

                    (d) Notwithstanding the foregoing, Aviron shall pay to PCI a non-refundable guaranteed minimum payment for the 2004 Production Season of [ * ] equal installments of [ * ] each on or before each of [ * ].

                    (e) Each Production Season's non-refundable guaranteed minimum payment shall be credited against actual charges incurred by Aviron pursuant to this



[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


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Agreement for [ * ] Production performed by PCI in connection with such
Production Season only. If no [ * ] Production is performed by PCI for such Production Season, then PCI shall be entitled to retain all of such Production Season's non-refundable guaranteed minimum payment as consideration for PCI's commitment to have its facility, equipment and personnel available to produce such [ * ] Production. If packaging for less than [ * ] Syringe units is ordered by Aviron for a Production Season, the credit against charges described above shall be pro-rated for that Production Season.

                    (f) Except as expressly set forth herein, nothing in this
Section 13.6 shall increase, decrease or otherwise modify the pricing and payment terms set forth in Sections 13.1 through 13.5 (and the applicable appendix or appendices to this Agreement).

                    (g) For the purposes of this Section 13.6, "Production Season" shall mean the period of time during each calendar year in which [ * ] Production can be performed by PCI in time for distribution of Product prior to and during such calendar year's United States domestic flu season, which period of time the parties anticipate will commence on April 1 and extend through November 1 of each calendar year.

        14. GENERAL

               14.1 Interpretation. The construction, validity, and performance of this Agreement shall be governed in all respects by the laws of Pennsylvania, exclusive of its conflict-of-law provisions. This Agreement was negotiated by sophisticated parties at arms' length and neither party shall be construed as the drafting party against which the Agreement could be construed.

               14.2 Force Majeure. Failure or omission by either Party hereto in the performance of any obligation of this Agreement (other than obligations to pay amounts due hereunder) shall not be deemed a breach of this Agreement and shall not create any liability if the same shall arise from any cause or causes beyond the reasonable control of such Party, including, but not limited to, (other than the failure or refusal of the FDA to approve the Product for sale), fire, storm, flood, earthquake, accident, acts of the public enemy, war, rebellion, insurrection, riot, and invasion. In the event of Force Majeure, the Party affected shall promptly notify the other Party, and shall use reasonable commercial efforts to eliminate, cure or overcome such event and to resume performance of its obligation hereunder. Notwithstanding the foregoing, should any event of Force Majeure as defined above prevent the Parties from performing the Agreement for a period exceeding three (3) months, the non-affected Party shall have the right to terminate this Agreement without further notice. It is expressly agreed by the Parties that strikes, lockouts and other labor problems shall not be deemed incidences of Force Majeure.

               14.3 Notices. Any notice or consent required to be given by either Party shall be given in writing addressed to the Party for whom it is intended at the address set forth in the preamble to this Agreement, or such other address as such Party may designate in writing, and sent by overnight courier or certified mail, return receipt requested, or confirmed facsimile. Such facsimile to be sent to (215) 281-9190 in the case of PCI and (650) 919-6612 in the case of Aviron.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               14.4 Waiver. The failure on the part of any Party to exercise or enforce any rights conferred upon it hereunder shall not be deemed to be a waiver of any such rights nor operate to bar the exercise or enforcement thereof at any time or times thereafter.

               14.5 Assignability. Neither Party may assign this Agreement or any rights granted hereunder in whole or in part (other than a transaction involving or between PCI and Cardinal Health, Inc. or other subsidiaries or divisions of Cardinal Health, Inc., provided such assignee is an Affiliate of Cardinal Health, Inc.) without the prior written consent of the other Party, except either Party may assign this Agreement in whole or in part to one of its Affiliates or to the successor(s) to or assignee(s) of all or substantially all of the part of its business to which this Agreement relates. The Parties agree that any change of ownership or control of either Aviron or PCI shall not affect the Parties' rights and obligations under this Agreement.

               14.6 Entire Agreement. This Agreement and the Schedules, Exhibits and Appendices hereto, constitute the entire agreement between the Parties concerning the subject matter hereof and supersede all prior agreements or understandings whether written or oral between the Parties with respect to the subject matter hereof.

               14.7 Titles. The headings appearing at the beginning of the numbered Articles hereof have been inserted for convenience only and do not constitute any part of this Agreement.

               14.8 Publicity and Press Releases. Except to the extent necessary under applicable laws, each Party agrees that no press releases or other publicity relating to the existence or substance of the matters contained herein will be made without the other Party's prior written approval; provided, however, that any press release containing information released in a prior release approved of by the Parties shall require no additional consent.

               14.9 Relationship of the Parties. Notwithstanding any provision hereof, for all purposes of this Agreement each Party shall be and act as an independent contractor and not as partner, joint venture, or agent of the other and shall not bind nor attempt to bind the other to any contract.

               14.10 Modifications. No changes or modifications or waivers are to be made to this Agreement unless evidenced in writing and signed for and on behalf of both Parties.

               14.11 Severability. In the event that any provision of this Agreement shall be determined to be illegal or unenforceable, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

        15. NON-SOLICITATION OF EMPLOYEES

               15.1 Aviron agrees that, during the term of this Agreement and for a period of three (3) years thereafter, Aviron will not, directly or indirectly, solicit for employment or hire any employee of PCI (other than those employees listed on Appendix 7).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

               15.2 PCI agrees that, during the term of this Agreement and for a period of three (3) years thereafter, PCI will not, directly or indirectly, solicit for employment or hire any employee of Aviron.

        16. MICHIGAN LICENSE. PCI accepts:

                    (a) It may use the Vaccine only in [ * ] Production; and

                    (b) Except as set forth in this Agreement, PCI shall not provide any Vaccine, [ * ] Product or Product, or derivatives thereof to any third party, unless instructed to do so by an authorized officer of Aviron. PCI shall limit access to the [ * ] Product supplied by Aviron to those employees reasonably requiring such access for [ * ], which employees are governed by PCI's customary confidentiality obligations.

               16.2 Aviron shall:

                    (a) use every reasonable effort to honor and observe its obligations under the Michigan Agreement and shall not act or fail to act in any way which might jeopardize or cause to be terminated the Michigan Agreement; and,

                    (b) promptly notify PCI of any amendment to the Michigan Agreement that affects PCI's performance under this Agreement; and,

                    (c) make every reasonable effort to notify PCI in writing of the expiration or termination of the Michigan Agreement at least six weeks prior to either event.

               16.3 PCI will use every reasonable effort to conduct [ * ] and to Store Materials, Stored Materials and Product in accordance with all applicable government laws and regulations.

               16.4 Aviron, on Michigan's behalf, may request from PCI at reasonable times and in reasonable quantities Product at a cost equal to PCI's cost for production of Product as it may desire, provided that PCI shall be under no obligation under this sub-clause or otherwise to produce extra batches of Product solely or substantially to meet Michigan's requirements. Any requirements of Michigan shall be supplied from Product being produced for Aviron with Aviron being solely responsible for apportioning such part thereof to Michigan as Aviron sees fit. Aviron shall promptly pay to PCI the difference between the cost of Product supplied to Michigan hereunder and the price of Product as set forth in Section 13.1.

               16.5 PCI acknowledges Michigan's warranty disclaimer and limitation of liability contained in the Michigan Agreement but makes no assessment or admission of its validity or reasonableness. Notwithstanding such, PCI will not make any statements, representations or warranties inconsistent with such warranty disclaimer or limitation of liability other than in pursuance or prosecution of its own rights and remedies.

               16.6 PCI will indemnify Michigan, its fellows, officers, employees and agents for and against any and all claims, damages, losses and expenses of any nature resulting

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

from, but not limited to, death, personal injury, illness or property damage, arising directly and solely as a result of;

                    (a) any [ * ] Production, use or other disposition by PCI of the Vaccine, [ * ] Product or Product;

                    (b) the use by PCI, its agents or employees of Vaccine, [ * ] Product, or Product made or used by PCI;

                    (c) the use, handling, storage or disposal of Vaccine, any derivatives, [ * ] Product, or Product by PCI; or

                    (d) the unauthorized and negligent use by PCI of any know-how, or technical data sub-licensed to Aviron from Michigan (and of which know-how and technical data Aviron has expressly notified PCI as being sub-licensed to Aviron by Michigan) or developed by PCI pursuant to [ * ] Production, where but only where such claims, damages, losses and expenses are a direct consequence of the negligence of PCI, its agents or employees.

               16.7 PCI shall not use the name of Michigan in publicity or advertising concerning the Product, [ * ] Product or the Vaccine without the prior written consent of Michigan, such consent not to be unreasonably or arbitrarily withheld nor delayed. Reports in scientific literature and presentations of joint research and development work are not considered publicity for the purpose of this clause.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duly authorized officers or representatives as of the date first above written.



PACKAGING COORDINATORS, INC.                AVIRON



By: /s/ Paul Alvater                        By:  /s/ Edward J. Arcuri
    --------------------------------------     ---------------------------------
Name: Paul Alvater                          Name:  Edward J. Arcuri
      ------------------------------------       -------------------------------
Title: President, PCI Contract Services     Title: Sr. Vice President Operations
       -----------------------------------        ------------------------------

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX 1
                           Aviron Production Equipment


                                  See attached










[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX 1
                           AVIRON PRODUCTION EQUIPMENT

               SERIAL #                                   DESCRIPTION
               --------                                   -----------
                [ * ]                                         [ * ]










[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX 2
                            PCI Production Equipment


               Function                              Manufacturer
               --------                              ------------
                [ * ]                                    [ * ]
                [ * ]                                    [ * ]


                                      [ * ]









[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX 3
                            Packaging Specifications


                                  See attached










[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                            PACKAGING SPECIFICATIONS

                          PCI PACKAGING DOCUMENT INDEX

                                      [ * ]










[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX 4
                          [ * ] Product Specifications

                                  See attached












[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                          [ * ] PRODUCT SPECIFICATIONS
                                AVIRON SOP INDEX

                    NUMBER                              NAME
                    ------                              ----
                     [ * ]                              [ * ]














[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                          [ * ] PRODUCT SPECIFICATION
                           AVIRON SPECIFICATION INDEX

               PART NUMBER                           NAME
               -----------                           ----
                  [ * ]                              [ * ]













[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX 5
                         Facility Reservation Agreement


Facility Reservation Agreement, dated October 31, 1997, between Aviron and Packaging Coordinators, Inc. See Exhibit 10.17 to Aviron's Registration Statement on Form S-3 (No. 333-41649) filed on December 5, 1997.

First Amendment to Facility Reservation Agreement, dated August 1, 2000, by and between Aviron and Packaging Coordinators, Inc. See Exhibit 10.32 to this Form 10-Q.










[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX 6

                                  See attached














[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix 6-A
                             Aviron FluMist Pricing
                                      [ * ]

                        All Prices Shown are per Syringe

                                                       TARGET PRICE
                           REDUCTION POTENTIAL        20MM SYRINGES         INCREASE POTENTIAL
                           -------------------        -------------        --------------------
         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                              [ * ] increase in
                             in material cost                                 material cost

         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                              [ * ] increase in
                             in material cost                                 material cost

         [ * ]                    [ * ]                   [ * ]                   [ * ]

         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                               [ * ] increase in
                             in material cost                                  material cost

         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                              [ * ] increase in
                             in material cost                                 material cost

         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                              [ * ] increase in
                             in material cost                                 material cost

         [ * ]                    [ * ]                   [ * ]                   [ * ]

         [ * ]                    [ * ]                   [ * ]                   [ * ]

         [ * ]                    [ * ]                   [ * ]                   [ * ]

Notes:

1) Reduction/increase potential for raw materials show effect of individual items changing.

2)      All prices shown are per syringe when packaged [ * ]

3)      [ * ]

4)      Assembly reflects [ * ]

5)      Assembly/labor prices valid through [ * ]

If Aviron orders PCI to perform [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix 6-b
                             Aviron FluMist Pricing
                                      [ * ]

                        All Prices Shown are per Syringe

                                                       TARGET PRICE
                           REDUCTION POTENTIAL        20MM SYRINGES         INCREASE POTENTIAL
                           -------------------        -------------        --------------------
         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                              [ * ] increase in
                             in material cost                                 material cost

         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                              [ * ] increase in
                             in material cost                                 material cost

         [ * ]                    [ * ]                   [ * ]                   [ * ]

         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                               [ * ] increase in
                             in material cost                                  material cost

         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                              [ * ] increase in
                             in material cost                                 material cost

         [ * ]              Subtract [ * ] for            [ * ]             Add [ * ] for each
                           each [ * ] decrease                              [ * ] increase in
                             in material cost                                 material cost

         [ * ]                    [ * ]                   [ * ]                   [ * ]

         [ * ]                    [ * ]                   [ * ]                   [ * ]

         [ * ]                    [ * ]                   [ * ]                   [ * ]

Notes:

1) Reduction/increase potential for raw materials show effect of individual items changing.

2)      All prices shown are per syringe when packaged [ * ]

3)      [ * ]

4)      Assembly reflects [ * ]

5)      Assembly/labor prices valid through [ * ]

If Aviron orders PCI to perform [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix 6-c
                                 Future New Equipment Pricing
                                        Aviron FluMist
                                            [ * ]

                               All Prices Shown are per Syringe

                                  EXISTING EQUIPMENT                                NEW EQUIPMENT
                     --------------------------------------------    --------------------------------------------
                     AVIRON MULTIVAC LINE    AVIRON MULTIVAC LINE    AVIRON MULTIVAC LINE    AVIRON MULTIVAC LINE
                              #1                      #1                      #1                      #1
                      TARGET PRICE 20MM       TARGET PRICE 20MM       TARGET PRICE 20MM       TARGET PRICE 20MM
                           SYRINGES                SYRINGES                SYRINGES                SYRINGES
                     --------------------------------------------    --------------------------------------------
                     PACKAGING LINE SPEED    PACKAGING LINE SPEED    PACKAGING LINE SPEED    PACKAGING LINE SPEED
                      OF 200 OF SYRINGES       OF 350 SYRINGES         OF 400 SYRINGES          OF 450 SYRINGES
                           PER MIN                PER MIN                  PER MIN                 PER MIN
-----------------    --------------------    --------------------    --------------------    --------------------
      [ * ]                 [ * ]                   [ * ]                   [ * ]                   [ * ]
      [ * ]                 [ * ]                   [ * ]                   [ * ]                   [ * ]
      [ * ]                 [ * ]                   [ * ]                   [ * ]                   [ * ]
      [ * ]                 [ * ]                   [ * ]                   [ * ]                   [ * ]
      [ * ]                 [ * ]                   [ * ]                   [ * ]                   [ * ]
      [ * ]                 [ * ]                   [ * ]                   [ * ]                   [ * ]
      [ * ]                 [ * ]                   [ * ]                   [ * ]                   [ * ]
      [ * ]                 [ * ]                   [ * ]                   [ * ]                   [ * ]
      [ * ]                 [ * ]           [ * ]                   [ * ]                           [ * ]

Notes:

1) Raw material cost reductions/increase potential shown on Appendix 6-A applies to this schedule.

2)      All prices shown are per syringe when packaged [ * ]

3)      [ * ]

4)      Assembly/labor prices valid thru [ * ]

                     If Aviron orders PCI to perform [ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                   APPENDIX 7
                                    Employees

Production Staff:

[ * ]

QA Personnel:

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.